Subsequent Events	12 Months Ended
Aug. 31, 2021
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
27.	SUBSEQUENT EVENTS

Subsequent to August 31, 2021, the Group entered into an agreement with the non-controlling interest shareholder of FGE Group to purchase the remaining 25% equity interests of FGE Group, a subsidiary of the Company, with cash consideration of HKD 37,656 (approximately RMB 31,251), which has been fully paid in September 2021.

On November 15, 2021, the Company announced that it would hold an extraordinary general meeting of shareholders for the purpose of considering and approving certain business disposal plan in response to the Implementation Rules. The disposal plan is to dispose the affected entities that impacted by the implementation rules. The scope of the disposal was preliminarily determined on the announcement date and might be subsequently amended to ensure compliance with the Implementation Rules and other applicable PRC regulations. Subsequently on December 13, 2021, the Company adjourned the extraordinary general meeting of shareholders until further notice. As of the issuance date of this consolidated financial statements, the Company has not held the extraordinary general meeting of shareholders in connection with the disposal plan.